SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  November 30, 2011

NewCardio, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-149166	20-1826789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center, Suite 300, Princeton NJ		05870
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(877) 332-4324

N/A
(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Resignation of Director.  Effective November 30, 2011, James A. Heisch, a member of the Company’s Board of Directors, resigned from the Board and from his positions as a member of the Audit Committee and the Compensation Committee.

Item 7.01.

Regulation FD Disclosure.

Effective December 6, 2011, the Board of Directors appointed Mark W. Kroll, Ph.D., FACC, FHRS, a member of the Company’s Board of Directors, to serve on the Audit Committee and the Compensation Committee.  Following such appointments, the members of the Audit Committee are Patrick Maguire, M.D., Ph.D. (Chair), Michael E. Hanson and Dr. Kroll, and the members of the Compensation Committee are Mr. Hanson (Chair) and Dr. Kroll.  The Board has determined that Dr. Maguire is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCARDIO, INC.
	By:	/s/ Richard D. Brounstein
	Name:	Richard D. Brounstein
	Title:	Chief Financial Officer
Dated: December 6, 2011

3